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                                                                   EXHIBIT 99.10

BAKER & DANIELS
JAMES CARR (________________)
300 N. Meridian Street, Suite 2700
Indianapolis, IN 46204]
Telephone:        317-237-0300
Facsimile:        317-237-1000


Attorneys for Debtor
CART, INC.

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF INDIANA
                              INDIANAPOLIS DIVISION

In re                                                   Case No. [_____________]

CART, INC.,                                             Chapter 11


         Debtor.

ORDER APPROVING (1) PROCEDURES FOR SALE OF ASSETS
FREE AND CLEAR OF LIENS, CLAIMS, ENCUMBRANCES AND
INTERESTS; (2) CERTAIN OVERBID PROTECTIONS; (3) FORM
AND SCOPE OF NOTICE FOR THE SALE; AND (4) FORM AND
SCOPE OF NOTICE RE ASSUMPTION AND ASSIGNMENT OF
EXECUTORY CONTRACTS

Tax Identification No. [___________]


HEARING DATE

Date:  [December __, 2003]
Time: [____:00 _.m.]
Place: [____________]
           [___________ MI _____]
Judge:  Hon. [_______________]



         The Court conducted a hearing at the above-noted time and place regarding the Motion For Order Approving (1) Procedures For Sale Of Assets Free And Clear Of Liens, Claims, Encumbrances And Interests; (2) Certain Overbid Protections; (3) Form And Scope Of Notice For


                                 1.             ORDER APPROVING SALE PROCEDURES,
                                                       OVERBID PROTECTIONS, ETC.

The Sale; And (4) Form And Scope Of Notice Re Assumption And Assignment Of Executory Contracts (the "Sale Procedures Motion") filed by CART, Inc., a Michigan corporation, debtor and debtor in possession in the above-captioned bankruptcy case (the "Debtor"). By the Motion, the Debtor sought an order pursuant to sections 105 and 363 of title 11 of the United States Code, 11 U.S.C. Sections 101, et seq. (the "Bankruptcy Code") approving (i) the procedures (collectively, the "Sale Procedures") for the sale (the "Proposed Sale") of certain of the Debtor's assets (collectively, the "Assets") free and clear of liens, claims, encumbrances and interests, all as more particularly described in that certain Asset Purchase Agreement, dated as of December 15, 2003 (the "Purchase Agreement"), by and among the Debtor and its parent, Championship Auto Racing Teams, Inc., on the one hand, and Open Wheel and its parent Open Wheel Racing Series LLC, on the other hand ("Purchaser"); (ii) certain overbid protections as outlined in the Sale Procedures Motion and the Purchase Agreement; (iii) the form and scope of the notice (the "Sale Notice") of the hearing on the Proposed Sale (the "Sale Hearing"); and (iv) the form and scope of notice regarding the proposed assumption and assignment of certain executory contracts (the "Assigned Contracts") in connection with the Proposed Sale ("Assumption and Assignment Notice"). James M. Carr, of Baker & Daniels, appeared on behalf of the Debtor; other appearances were as noted in the record.

         Having considered the Sale Procedures Motion, the Memorandum of Points and Authorities annexed thereto, the Affidavit of Thomas Carter, Debtor's CFO, the pleadings and records filed with respect to the Debtor's chapter 11 case, the arguments of counsel and all other documents filed regarding the Sale Procedures Motion; and having determined that:

         A. Notice of the Sale Procedures Motion was adequate and appropriate;

         B. The Sale Procedures are reasonable, represent a sound exercise of the Debtor's business judgment and are the best interest of the Debtor's estate;

         C. Good cause exists for approving the Sale Procedures; and

         D. The Debtor's proposals set forth in the Sale Procedures Motion regarding the timing, form and scope of notices relating to the Sale Motion, are reasonable and appropriate under the circumstances and would provide adequate notice to interested parties; and specifically



                                 2.             ORDER APPROVING SALE PROCEDURES,
                                                       OVERBID PROTECTIONS, ETC.

the proposed timing and the form of the Sale Notice attached as Exhibit [__] to the Sale Motion, would provide adequate notice of the Proposed Sale, and the proposed timing and form of the Assumption and Assignment Notice, would provide adequate notice to non-Debtor parties to the Assigned Contracts of the Debtor's proposed assumption and assignment of the Assigned Contracts to the Purchaser (or to an alternative successful Qualified Bidder as defined below);

         IT IS HEREBY ORDERED that:

         1. The Sale Procedures Motion is granted.

         2. As scheduled below, the Court will conduct a hearing to consider approval of the Proposed Sale to Purchaser, subject to higher and better bids received by way of an auction ("Auction"), which Auction will be conducted at the Sale Hearing. The Sale Procedures for the Proposed Sale, are hereby approved. WHERE THE TERMS OF THIS ORDER VARY FROM THE TERMS OF THE PURCHASE AGREEMENT OR THE TERMS PROPOSED IN THE SALE PROCEDURES MOTION, THIS ORDER SHALL CONTROL.

         3. Minimum Initial Overbid Amount. Debtor has advised the Court that the purchase price consideration offered by Purchaser includes $3,000,000 in cash and the assumption of extensive potential liabilities of Debtor under the Assigned Contracts (the "Total Purchase Consideration"). At the Auction, the initial minimum overbid must have a value of at least $150,000 in excess of the value of the Total Purchase Consideration (as determined in the reasonable business judgment of the Debtor) (the "Initial Minimum Overbid").

         4. Subsequent Overbid Amount. The minimum increment for subsequent overbids shall be not less than $50,000, including any subsequent overbids by the Purchaser.

         5. Reimbursement of Purchaser's Costs. Up to a total of $100,000, Purchaser shall receive reimbursement of its actual out-of-pocket costs, including attorney's fees, relating to the negotiation and documentation of the Purchase Agreement, and any other documents and pleadings drafted and negotiated in conjunction therewith, if and only if a sale of the Assets to a Qualified Bidder (defined below) other than Purchaser ("Alternative Sale") is approved by this Court instead of the Proposed Sale to Purchaser, and such Alternative Sale closes. In that event, the Debtor shall pay such Purchaser's costs to the Purchaser up to $100,000, by wire transfer of


                                 3.             ORDER APPROVING SALE PROCEDURES,
                                                       OVERBID PROTECTIONS, ETC.

immediately available funds to a bank account specified in writing by the Purchaser, within two (2) business days after the closing of such Alternative Sale.

         6. Bidder Prerequisites

                  (A) Initial Requirements. Unless otherwise ordered by the Court for cause shown, to participate in the bidding process each Person1 (a "Potential Bidder") must deliver to the recipients set forth in subsection (d) below, so as to be RECEIVED no later than 9:30 A.M. EASTERN STANDARD TIME ON MONDAY, JANUARY 26, 2004 (unless previously delivered): (1) current financial statements of the Potential Bidder or other sufficient evidence ("Financial Documentation") of such Potential Bidder's ability to consummate the purchase of the Assets at an amount better or greater than the amount of the Initial Minimum Overbid; AND (2) an alternative Qualified Bid (defined in subsection (e) below) for a competing transaction proposing the purchase or some other transaction regarding all or some of the Assets ("Competing Transaction") under which Debtor would receive consideration in an amount better or greater than the Initial Minimum Overbid. A "Qualified Bidder" is a Potential Bidder that delivers the documents described above and whose financial information demonstrates, in the judgment of the Debtor, the financial capability of the Potential Bidder to consummate the purchase of the Assets. Any disputes as to whether a Person is a Qualified Bidder shall be resolved by the Court at the Sale Hearing prior to the commencement of the Auction.

         (B) Notification of Qualified Bidders. The Debtor shall promptly notify a Potential Bidder whether the Potential Bidder is a Qualified Bidder. The Purchaser is deemed to be a Qualified Bidder.

         (C) Information and Due Diligence. The Debtor shall provide reasonable access to information and due diligence to all Potential Bidders, subject to the Potential Bidder's execution of a confidentiality agreement in a form that is reasonably satisfactory to the Debtor.

         (D) Bid Deadline and Bid Requirements. All Financial Documentation and each Qualified Bid must be submitted to: (i) counsel for the Debtor, Baker & Daniels, Attn: James Carr, Esq., 300 N. Meridian Street, Suite 2700, Indianapolis, Indiana 46204; (ii) counsel

--------
1 "Person" means person as defined by Section 101(41) of the Bankruptcy Code.


                                   4.           ORDER APPROVING SALE PROCEDURES,
                                                       OVERBID PROTECTIONS, ETC.

for the Purchaser, Heller Ehrman White & McAuliffe LLP, Attn: Tim Hoxie, Esq., 333 Bush Street, San Francisco, California 94104; and (iii) counsel for the official committee of unsecured creditors ("Committee"), if one is appointed in this case and such counsel is employed, or the members of the Committee if appointed but no counsel is employed, so as to be RECEIVED no later than 9:30 A.M. EASTERN STANDARD TIME ON MONDAY, JANUARY 26, 2004 ("Bid Deadline"). Qualified Bid(s) submitted by the Bid Deadline shall remain open and irrevocable through eleven (11) days after the entry of the order approving the sale of the Assets ("Sale Order").

         (E) Qualified Bids. A "Qualified Bid" is a legally binding offer from a Qualified Bidder not subject to financing contingencies or other material conditions other than those set forth in the Purchase Agreement. For purposes hereof, the Purchase Agreement shall constitute a Qualified Bid, and the Purchaser shall be deemed a Qualified Bidder. A Qualified Bid to enter into a Competing Transaction (defined in subsection (a) above) must be in writing and submitted using a form that is substantially similar to the Purchase Agreement. Such proposal shall be made on terms and conditions substantially similar to those contained in Purchase Agreement (except as may constitute an improvement on the terms set forth therein), and must be accompanied by a "clean" version of the revised Purchase Agreement together with a blacklined version to reflect any proposed changes to the terms and conditions of the revised Purchase Agreement.

         (F) Deposit. Each Qualified Bidder must tender to Debtor's counsel, Baker & Daniels, Attn: James Carr, Esq., 300 N. Meridian Street, Suite 2700, Indianapolis, Indiana 46204, on or before the Bid Deadline, a bank check, teller's check or wire transfer payable to "CART, Inc." in a sum not less than $100,000.00 (the "Deposit"). The Deposit of the Purchaser or the alternative successful Qualified Bidder shall be held by Debtor's counsel until the closing of the Proposed Sale or the Alternative Sale, as applicable (at which time such payment shall be credited against the purchase price if such offer is accepted). Other Deposits shall be held until eleven (11) days after the entry of the order approving the sale of the Assets to another Person, at which time they shall be returned to the respective unsuccessful Qualified Bidders. The Deposits shall be held by Debtor's counsel in a non-interest bearing account. In the event that the successful


                                 5.             ORDER APPROVING SALE PROCEDURES,
                                                       OVERBID PROTECTIONS, ETC.

Qualified Bidder fails to close the Asset sale for any reason other than the failure of the Debtor to obtain an order from the Court approving the offer, the Debtor shall be entitled to all remedies available at law.

         7. Auction/Sale Hearing. In the event that a Qualified Bid is made by a Qualified Bidder other than Purchaser, the Debtor shall conduct the Auction at the Sale Hearing unless otherwise ordered by this Court. All Qualified Bidders may participate in such Auction. The Auction shall not conclude until each participating Qualified Bidder has had the opportunity to submit any additional overbids with full knowledge of the existing highest or best bid. In order for any Qualified Bid(s) to be considered as a higher or better offer(s) such Qualified Bid(s) must be upon and subject to substantially the same or better terms and conditions contained in the Purchase Agreement and must also provide for an aggregate alternative purchase price in cash or other consideration, for the Assets of not less than the Initial Minimum Overbid amount plus any minimum subsequent overbid amounts, as the case may be, (ii) such Qualified Bid(s) must not be subject to financing, and (iii) such Qualified Bidder(s) must provide evidence, satisfactory to the Debtor and approved by this Court, of such Qualified Bidder's financial ability to perform in the event that their Qualified Bid(s) are accepted as higher or better than the bid of any other Qualified Bidder and must demonstrate, and provide adequate assurance of, such Qualified Bidder's ability to perform under the Assigned Contracts, if and to the extent the proposed Competing Transaction includes the assumption and assignment of any such Assigned Contracts. Bidding at the Auction will continue until such time as the highest or best offer is determined by the Debtor. The Debtor may adopt rules for the bidding process that, in its judgment, will better promote the goals of the bidding process, and that are not inconsistent with any of the provisions of this Order. Upon conclusion of the Auction, the Debtor shall review the Qualified Bid(s) on the basis of among other things, the following: (a) the amount of the Qualified Bid(s), (b) the form of consideration, (c) the form of the proposed transaction, (d) the ability to obtain approval from this Court and other required approvals for the sale and close in a timely fashion, and (e) the net value provided to the Debtor and such other aspects as determined by the Debtor and shall submit the highest or otherwise best bid for approval by the Court pursuant to Section 363 of the


                                 6.             ORDER APPROVING SALE PROCEDURES,
                                                       OVERBID PROTECTIONS, ETC.

Bankruptcy Code. Debtor has asked the Bankruptcy Court to provide in its final Sale Order that upon failure to consummate the Asset sale because of a breach or failure on the part of the successful Qualified Bidder, the Debtor may select in its business judgment the next highest or otherwise best Qualified Bidder to be the successful bidder without further order of this Court and consummate the Asset sale with such next highest or otherwise best Qualified Bidder. At the Sale Hearing the Court will consider the inclusion of such a provision in its final Sale Order. If the Debtor does not receive any Qualified Bids by the Bid Deadline, other than from the Purchaser, the Debtor shall report the same to this Court and shall proceed to seek approval of the Proposed Sale of the Assets to Purchaser pursuant to the Purchase Agreement at the Sale Hearing.

         8. The Auction and Sale Hearing shall be conducted at [__:_0 _.M.] ON ___________________, 2004, or as soon thereafter as counsel may be heard, before this Court.

         9. The Debtor's proposals set forth in the Sale Procedures Motion regarding the form and scope of notices relating to the Sale Motion are approved as follows:

                   (A) The Debtor shall mail the required notices by the close of business on DECEMBER __, 2003, and thereby provide more than twenty (20) days notice of the Sale Hearing to creditors and other interested parties, including all parties listed on Debtor's mailing matrix; such notice is sufficient under the circumstances and shortened time for such notice is approved.

                  (B) The Debtor need serve only the Sale Notice on all creditors and other interested parties except for (1) the Committee and its counsel, if any has been appointed in this case at that time, or if not, the Debtor's twenty largest unsecured creditors, (2) any party in interest who at the time has served on the Debtor's counsel and filed with the Clerk of the Court a request that all notices be mailed to them; (3) all individuals and entities who the Debtor believes may have an interest in purchasing the Debtor's Assets; (4) the non-Debtor parties to potential Assigned Contracts; and (6) the Office of the United States Trustee (collectively, the "Full Notice Parties").

                   (C) The Debtor shall serve the Sale Motion and all supporting pleadings, plus the Sale Notice and the Assumption and Assignment Notice, on the Full Notice Parties.

         10. ____________________, 2004 AT 5:00 P.M. EASTERN STANDARD TIME,
shall be the


                                 7.             ORDER APPROVING SALE PROCEDURES,
                                                       OVERBID PROTECTIONS, ETC.

last date to file with the Clerk of this Court written objections to the Proposed Sale or to the proposed assumption and assignment of the Assigned Contracts or the proposed Cure Amounts, if any, related to the Assigned Contracts; any such objections must also be served, SO AS TO BE RECEIVED no later than 5:00 P.M. EASTERN STANDARD TIME ON THAT SAME DATE, on (i) counsel for the Debtor, Baker & Daniels, Attn: James Carr, Esq., 300 N. Meridian Street, Suite 2700, Indianapolis, Indiana 46204; (ii) counsel for the Purchaser, Heller Ehrman White & McAuliffe LLP, Attn: Tim Hoxie, Esq., 333 Bush Street, San Francisco, California 94104; (iii) the Office of the United States Trustee; and
(iv) counsel for any appointed Committee if such counsel is employed, or the members of such Committee if appointed but no counsel is employed.

Dated:   ____________________
                                                  ______________________________
                                                  UNITED STATES BANKRUPTCY JUDGE


                                 8.             ORDER APPROVING SALE PROCEDURES,
                                                       OVERBID PROTECTIONS, ETC.